Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Umang Gupta, Chief Executive Officer of the Board of Keynote Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	the Annual Report on Form 10-K of the Company for the year ended September 30, 2006, as filed with the Securities and Exchange Commission on December 13, 2006 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: December13, 2006

/s/ UMANG GUPTA
Umang Gupta
Chief Executive Officer and Chairman of the
Board
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Keynote Systems, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.